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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
              (Date of earliest event reported): February 18, 2003


                             DUKE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         NORTH CAROLINA                  1-4928               56-0205520
(State or Other Jurisdiction      (Commission File No.)      (IRS Employer
     of Incorporation)                                     Identification No.)

526 South Church Street
Charlotte, North Carolina                                     28201-1006
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

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Item 5.   Other Events and Regulation FD Disclosure

          The registrant files this Form 8-K Current Report for the purpose of filing the exhibits listed in Item 7 below in anticipation of filing a Form S-3 Registration Statement in order to replenish the registrants' shelf capacity. Exhibits 99(a) through 99(d) contain information identical to the corresponding sections of the registrant's Form 10-K Annual Report for the year ended December 31, 2001, except that all such information has been updated to the extent required to show the impact of the implementation of the gross vs. net presentation of revenues under the partial consensus reached in June 2002 on EITF Issue No. 02-03, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities", the impact of adopting SFAS No. 142, "Goodwill and Other Intangible Assets", and the impact of updating the business segments to conform to the presentation adopted during the year ended December 31, 2002, as further discussed in Notes 1 and 3 to the Consolidated Financial Statements. In addition, the subsequent events disclosures in the Management's Discussion and Analysis of Results of Operations and Financial Condition and the Notes to Consolidated Financial Statements have been updated for certain matters occurring subsequent to the filing of the registrant's Form 10-K Annual Report for the year ended December 31, 2001.

Item 7.   Financial Statements and Exhibits

    (c)   Exhibits

          23(a)    Independent Auditors' Consent

          99(a)    Selected Financial Data

          99(b) Management's Discussion and Analysis of Results of Operations and Financial Condition

          99(c)    Consolidated Financial Statements:

                         Independent Auditors' Report

                         Consolidated Statements of Income for the Years Ended December 31, 2001, 2000 and 1999

                         Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000 and 1999

                         Consolidated Balance Sheets as of December 31, 2001 and 2000

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                         Consolidated Statements of Common Stockholders' Equity
                         and Comprehensive Income for the Years Ended December 31, 2001, 2000 and 1999

                         Notes to Consolidated Financial Statements

               99(d) Consolidated Financial Statement Schedule II--Valuation and
                     Qualifying Accounts and Reserves for the Years Ended December 31, 2001, 2000 and 1999


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  DUKE ENERGY CORPORATION


                                  By:   /s/ Keith G. Butler
                                        ------------------------------------
                                        Keith G. Butler
                                        Senior Vice President and Controller

Dated: February 18, 2003

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                                  EXHIBIT INDEX


         Exhibit                         Description
         -------                         -----------

          23(a)    Independent Auditors' Consent

          99(a)    Selected Financial Data

          99(b) Management's Discussion and Analysis of Results of Operations and Financial Condition

          99(c)    Consolidated Financial Statements:

                   Independent Auditors' Report

                   Consolidated Statements of Income for the Years Ended December 31, 2001, 2000 and 1999

                   Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000 and 1999

                   Consolidated Balance Sheets as of December 31, 2001 and 2000

                   Consolidated Statements of Common Stockholders' Equity and Comprehensive Income for the Years Ended December 31, 2001, 2000 and 1999

                   Notes to Consolidated Financial Statements

          99(d) Consolidated Financial Statement Schedule II - Valuation and Qualifying Accounts and Reserves for the Years Ended December 31, 2001, 2000 and 1999